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    THE UNIVERSAL INSTITUTIONAL FUND, INC. - EMERGING MARKETS DEBT PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

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
                                                             AMOUNT OF    % OF    % OF
              PURCHASE/            OFFERING     TOTAL          SHARES   OFFERING  FUNDS
   SECURITY     TRADE    SIZE OF   PRICE OF   AMOUNT OF      PURCHASED PURCHASED  TOTAL
  PURCHASED     DATE    OFFERING    SHARES    OFFERING        BY FUND   BY FUND  ASSETS    BROKERS     PURCHASED FROM
------------- --------- -------- ----------- --------------- --------- --------- ------ -------------- --------------
 Samsung Life 04/26/10     --        KRW     $ 44,437,420.00   37,250    0.08%    0.36%    Bank of     Goldman Sachs,
Insurance Co.                    110,000.000                                               America          Asia
                                                                                           Merrill
                                                                                           Lynch,
                                                                                           Goldman
                                                                                         Sachs & Co.,
                                                                                            Korea
                                                                                         Investment &
                                                                                          Securities
                                                                                          Co., Morgan
                                                                                           Stanley,
                                                                                            Shinhan
                                                                                          Investment
                                                                                          Corp., Citi,
                                                                                              KB
                                                                                         Investment &
                                                                                          Securities
                                                                                           Co. Ltd,
                                                                                            Nomura
                                                                                          Holdings
                                                                                            Inc.,
                                                                                           Samsung
                                                                                         Securities
                                                                                           Co Ltd.,
                                                                                          Tong Yang
                                                                                         Securities
                                                                                         Inc., Woori
                                                                                         Investment &
                                                                                         Securities
                                                                                            Co. Lt.

   PZU SA     05/12/10     --    PLN 312.500  $ 25,819,000.00    16,300   0.06%    0.17%   Credit       Goldman Sachs
                                                                                           Suisse,
                                                                                           Morgan
                                                                                           Stanley,
                                                                                           Deutsche
                                                                                           Bank AG,
                                                                                           London
                                                                                           Branch,
                                                                                           Goldman
                                                                                            Sachs
                                                                                        International,
                                                                                              Dom
                                                                                          Maklerski
                                                                                           PKO Banku
                                                                                           Polskiego,
                                                                                              Dom
                                                                                           Maklerski
                                                                                             Banku
                                                                                            Ochrony
                                                                                          Srodowiska
                                                                                           Spolka
                                                                                             Akcyjna
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